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                        Janus Global Life Sciences Fund

                Supplement dated December 8, 2000 to Prospectus
                    dated January 31, 2000, as supplemented
                        March 16, 2000 and May 10, 2000

THIS INFORMATION SUPPLEMENTS THE FUND'S PROSPECTUS. THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENT(S) AND THE FUND'S PROSPECTUS TOGETHER CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

THE FOLLOWING REPLACES THE INFORMATION UNDER "OTHER TYPES OF INVESTMENTS" IN THE "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS" SECTION:

OTHER INVESTMENT STRATEGIES

The Fund invests primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. To a lesser degree, the Fund may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

- debt securities
- indexed/structured securities
- high-yield/high-risk bonds (less than 35% of the Fund's assets)
- options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return
- short sales (no more than 8% of the Fund's assets may be invested in "naked" short sales)
- securities purchased on a when-issued, delayed delivery or forward commitment basis

THE FOLLOWING IS ADDED TO THE GLOSSARY OF INVESTMENT TERMS AFTER THE INFORMATION ON REVERSE REPURCHASE AGREEMENTS:

SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
                                                                   GLSSUPP-12/00